SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          December 10, 1997
                                                          -----------------


                          WINSTAR COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-10726                  13-3585278
(State or Other Jurisdiction       (Commission               (IRS Employer
    of Incorporation)              File Number)            Identification No.)




230 Park Avenue, New York, New York                                 10169
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code    (212) 584-4000



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





                             Exhibit Index -- Page 5

                                Page 1 of 4 Pages


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Item 2.           Acquisition or Disposition of Assets

         Acquisition of Assets of Midcom Communications Inc.

         On December 11, 1997, the Company entered into an agreement (as amended and restated on December 17, 1997) with MIDCOM Communications Inc. and its subsidiaries (collectively, "Midcom"), pursuant to which a subsidiary of the Company will acquire substantially all of Midcom's assets and business for a purchase price of approximately $92.0 million, payable in cash (the "Midcom Acquisition"). The purchase price for the Midcom Acquisition will be paid by the Company using a portion of the net proceeds of $168.3 million raised in an institutional private placement of the Company's Series C 14 1/4% Senior Cumulative Exchangeable Preferred Stock, which was consummated on December 22, 1997.

         Midcom is a provider of long distance voice and data telecommunications services primarily to small and medium-sized businesses at approximately 100,000 customer locations, most of which are in major metropolitan areas of California, Florida, Illinois, New York, Ohio and Washington. Midcom's services include basic "1 plus" and "800" long distance, frame relay data transmission and dedicated private line. As reflected in the reports filed by Midcom with the Securities and Exchange Commission under the Securities Exchange Act of 1934, during the nine months ended September 30, 1997 and 1996, Midcom generated revenues of approximately $74.3 million and $124.6 million, respectively.

         Midcom filed for relief under Chapter 11 of the U.S. Bankruptcy Code with the U.S. Bankruptcy Court for the Eastern District of Michigan (the "Bankruptcy Court") in November 1997, and consummation of the Midcom Acquisition is subject to the approval of the Bankruptcy Court. The consummation of the Midcom Acquisition is also subject to various other approvals and the possibility that other potential purchasers may bid more for the assets to be acquired than the Company is willing to pay. There can be no assurance that all required approvals will be obtained or that no other purchaser may offer more for the assets to be acquired.

         The Company anticipates that the Midcom Acquisition will close during the first quarter of 1998. There can no assurance that the Midcom Acquisition will be consummated.

Item 5.           Other Events.

         Acquisition of GoodNet

         On December 10, 1997, the Company entered into an agreement with Telesoft Corp. ("Telesoft"), pursuant to which the Company will acquire (the "GoodNet Acquisition") Telesoft's Internet services subsidiary, commercially known as GoodNet ("GoodNet"), for a purchase price of approximately $22.0 million, consisting of $3.5 million cash and shares of common stock of the Company ("Common Stock") having an aggregate market value of approximately $18.5 million.

         GoodNet is a national provider of Internet services, offering high-capacity data communication services to high-bandwidth users including Internet service providers, universities and colleges, large landlords, RBOCs, cable television operators and value-added resellers, and dial-up Internet access to consumers. GoodNet possesses a national network of multi-protocol asynchronous transfer mode (ATM) switches, with points of presence in 27 cities and more than 130 peering arrangements with other U.S. and foreign Internet service providers. During the nine months ended August 31, 1997 and 1996, GoodNet generated revenues of approximately $4.1 million and $1.3 million, respectively.

         GoodNet will become part of the Company's new division, WinStar Broadband Services ("WBS"), which was formed by the Company in December 1997 to facilitate the Company's expansion into the growing data communications market. WBS will develop the Company's presence in the areas of Internet services and data transport; local area and wide area network professional services; and network applications.


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



         The GoodNet Acquisition is expected to close during the first quarter of 1998, subject to the satisfaction of certain closing conditions. There can be no assurance that the GoodNet Acquisition will be consummated.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements

                  (i) With respect to Item 2, above, the Company will file the required financial statements of Midcom, within 60 days of the last date on which this report on Form 8-K was required to be filed.

                  (ii) With respect to Item 5, above, the Company is not required to file any financial statements for GoodNet.

         Pro Forma Financial Information

                  (i) With respect to Item 2, above, the Company will file the required pro forma financial statements of Midcom, within 60 days of the last date on which this report on Form 8-K was required to be filed.

                  (ii) With respect to Item 5, above, the Company is not required to file any pro forma financial statements for GoodNet.

         Exhibits

         10.1                       Amended and Restated Asset Purchase Agreement among WinStar
                                    Communications, Inc., WinStar Midcom Acquisition Corp. and Midcom
                                    Communications, Inc., Cel-Tech International Corp. and Pacnet Inc.,
                                    Chapter 11 debtors in possession.

         10.2                       Merger and Reorganization Agreement among WinStar
                                    Communications, Inc., WG Acquisition Corp.,  Telesoft Acquisition Corp.
                                    II (d/b/a "GoodNet"), Telesoft Corp., and the other stockholders of
                                    GoodNet.

         99.1                       Press Release regarding Midcom Acquisition.

         99.2                       Press Release regarding GoodNet Acquisition.

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



                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 30, 1997                         WINSTAR COMMUNICATIONS, INC.
                                                 ----------------------------
                                                 (Registrant)


                                                 /s/ Frederic E. Rubin
                                               ------------------------------
                                                      Frederic E. Rubin
                                                  Vice President and Treasurer


                                        4

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                                  EXHIBIT INDEX


Exhibit Number                      Description
10.1                                Amended and Restated Asset Purchase Agreement among WinStar
                                    Communications, Inc., WinStar Midcom Acquisition Corp. and Midcom
                                    Communications, Inc., Cel-Tech International Corp. and Pacnet Inc.,
                                    Chapter 11 debtors in possession.

10.2                                Merger and Reorganization Agreement among WinStar
                                    Communications, Inc., WG Acquisition Corp.,  Telesoft Acquisition Corp.
                                    II (d/b/a "GoodNet"), Telesoft Corp., and the other stockholders of
                                    GoodNet.

99.1                                Press Release regarding Midcom Acquisition.

99.2                                Press Release regarding GoodNet Acquisition.

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